SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                              ---------------

                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):  October 5, 1998



                     COMCAST UK CABLE PARTNERS LIMITED
     ----------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


    Bermuda                        0-24792               Not applicable
----------------              ----------------         -------------------
(State or Other               (Commission File           (IRS Employer
Jurisdiction of                    Number)             Identification No.)
Incorporation)


                   Clarendon House, 2 Church Street West
                         Hamilton, HM 11, Bermuda
       -------------------------------------------------------------
         (Address of principal executive offices)      (Zip Code)




    Registrant's telephone number, including area code: (441) 295-5950


      ITEM 5. Other Events.

      On October 5, 1998, Comcast UK Cable Partners Limited announced that it had amended the expiration date for solicitation of consent of holders of its 11.20% Senior Discount Debentures Due 2007 (the "Solicitation"). The new amended expiration date is October 13, 1998.

      The Solicitation was due to expire at 5:00 p.m., New York City time, on Tuesday, October 20, 1998. The Solicitation is now due to expire at 5:00 p.m., New York City time, on Tuesday, October 13, 1998.


      ITEM 7(c). Exhibits.

      Exhibit No.        Description
      -----------        -----------

      99.1 Press Release dated October 5, 1998 from Comcast UK Cable Partners Limited.



                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COMCAST UK CABLE PARTNERS LIMITED



Dated: October 6, 1998                By: /s/ Joseph J. Euteneuer
                                          --------------------------------
                                          Joseph J. Euteneuer
                                          Vice President and Corporate
                                          Controller



                             INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated October 5, 1998 from Comcast UK Cable
                  Partners Limited.